Exhibit 99.1

AGREEMENT AND PLAN OF SHARE EXCHANGE

OF

VICAN RESOURCES, INC.

a Nevada Corporation

1.                   Purpose. To effect a share exchange whereby all of the outstanding shares of Class A common stock of Vican Resources, Inc. (the “Company”) will be exchanged for shares of Class B common stock of the Company (the “Share Exchange”).

2.                   Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, with respect to any Person, (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board.

"Board" shall mean the Board of Directors of the Company.

"Class A Common Shares" shall mean any or all, as applicable, of the Class A Common Stock of the Company, par value $0.001 per share.

"Class B Common Shares" shall mean any or all, as applicable, of the Class B Common Stock of the Company, par value $0.001 per share.

"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

"Common Shares" shall mean any or all, as applicable, of the Class A Common Shares, Class B Common Shares, and such other securities or property as the same may be convertible thereunto.

"Effective Date" shall have the meaning set forth in Section 4 below.

"Employee" shall mean any Statutory Employee, member of the Board, consultant or representative of the Company or of any Affiliate.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"NRS" shall mean the Nevada Revised Statutes.

"Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

"Securities Act" shall mean the Securities Act of 1933, as amended.

3.                   Share Exchange. In accordance with the provisions of this Agreement, and the NRS, on the Effective Date, all of the Class A Common Shares shall be converted into Class B Common Shares of the Company at a ratio of 1 Class B Common Share to every 1 share of Class A Common Share.

1

4.                   Filing and Effectiveness. The Share Exchange shall become effective upon completion of the following:

(a)               The Share Exchange shall have been adopted and approved by the shareholders of the Company in accordance with the requirements of the NRS which requires that the Share Exchange be approved by the written consent of a majority of the voting stockholders of the Company, then notice of such action shall be delivered to such stockholders not consenting in writing at least ten (10) days prior to the Effective Date;

(b)            All of the conditions precedent to the consummation of the Share Exchange specified in this Agreement shall have been satisfied or duly waived by the Company;

(c)               The Plan of Share Exchange meeting the requirements of the NRS shall be executed and filed with the Secretary of the State of Nevada;

The date and time when the Plan of Share Exchange shall become effective, as aforesaid, is herein called the Effective Date. Notwithstanding the foregoing, in the discretion of the officers of the Company, the Effective Date may be deferred to a date no later than ___________________.

5.                   Effect of Share Exchange. Upon the Effective Date of the Share Exchange, all of the outstanding common and preferred shares, which will consist solely of ______________ shares of Class B common stock of the Company, shall be registered pursuant to a Registration Statement of the Company on Form S-4 with the Securities and Exchange Commission (“SEC”) .

6.                   Conversion of Class A Common Shares. Upon the Effective Date of Share Exchange, each share of Class A common stock shall, by virtue of the Share Exchange and without any action by such shareholder, be converted into and exchanged for one (1) fully paid and nonassessable share of Class B Common Stock of the Company.

7.                   Issuance of Certificates. The Share Exchange shall become effective on the Effective Date, however, shares of Class B Common Stock will remain in book-entry form until the Registration Statement of the Company becomes effective at which time they will be certificated.

8.                   Exchange of Certificates. At any time on or after the Effective Date:

(a)                Holders of Certificates will be entitled, upon surrender of such certificates to the Company or its transfer agent, to receive in exchange therefor, one or more new stock certificates evidencing ownership of the equivalent number of Class B Common Shares into which such Class A Common Shares shall have been converted in the Share Exchange. If any certificate representing shares of the Company’s Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and that the issuance is in compliance with all applicable securities laws;

(b)               The Company shall be entitled to treat the Certificates which prior to the Effective Date represented shares of Class A Common Shares and which have not yet been surrendered

2

for exchange as evidencing the ownership of the number of full shares of the Company’s Stock into which the Class B Common Shares represented thereby shall have been converted pursuant to Section 1.6, notwithstanding the failure to surrender such certificates.

9.                   Distributions with Respect to Unexchanged Shares. No dividends or other distributions with a record date after the Effective Date shall be paid to the holder of any unsurrendered Certificate with respect to the shares of the Company’s stock that such holder would be entitled to receive upon surrender of such Certificate until such holder shall surrender such Certificate in accordance with Section 8. Following surrender of any such Certificate, there shall be paid to the record holder thereof without interest, (a) the amount of dividends or other distributions with a record date after the Effective Date theretofore paid with respect to such whole shares of the Company’s stock, and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and a payment date subsequent to such surrender payable with respect to such shares of the Company’s stock.

10.               No Fractional Shares of Stock. No certificates or scrip for fractional shares of the Company’s Stock shall be issued upon the surrender for exchange of Certificates pursuant to the Share Exchange, and such fractional share interest will not entitle the owner thereof to vote or to have any rights of a stockholder of the Company or a holder of shares of the Company’s Stock. Notwithstanding any other provision to this Agreement, any fraction of a share of the Company’s Stock to which a holder of shares of the Company’s Stock shall be entitled to receive in exchange pursuant to the Share Exchange (determined after taking into account all Certificates delivered by such holder) shall be rounded to the nearest whole number.

11.               Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Company, the posting by such Person of a bond in such reasonable amount as the Company may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Company or its transfer agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable consideration with respect to the shares of the Company stock formerly represented thereby and unpaid dividends and distributions on shares of the Company’s stock deliverable in respect thereof.

12.               Closing of Transfer Books. The stock transfer books of the Company shall be closed immediately upon the Effective Date and there shall be no further registration of transfers of shares of the Company thereafter on the records of the Company.

13.               General Provisions.

(a)                Correction of Defects, Omissions, and Inconsistencies. The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)               Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable Federal law.

3

(c)                Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, Person and the remainder of the Plan remain in full force and effect.

(d)               Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

14.               Adoption, Approval and Effective Date of the Plan. The Plan was adopted by the Board effective September 24, 2013.

4